The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2015

Supplement to the Consultant, R, and K Class Shares Prospectus Dated May 1, 2015

Royce European Small-Cap Fund

Royce Global Value Fund

The Board of Trustees of The Royce Fund recently approved the fund reorganizations described below.

Target Fund	Acquiring Fund
Royce European Small-Cap Fund, a series of The Royce Fund	Royce International Premier Fund, a series of The Royce Fund
Royce Global Value Fund, a series of The Royce Fund	Royce International Premier Fund, a series of The Royce Fund

The above fund reorganizations are separate transactions and are subject to approval by shareholders of the Target Funds. Only shareholders of Royce European Small-Cap Fund will vote in connection with the reorganization transaction involving that Fund. Likewise, only shareholders of Royce Global Value Fund will vote in connection with the reorganization transaction involving that Fund. Completion of each reorganization transaction is also subject to the satisfaction of certain customary closing conditions, including the receipt of an opinion of special tax counsel to the effect that the reorganization transaction will not result in any adverse federal income tax consequences to the Acquiring Fund, the applicable Target Fund, or their respective shareholders.

The assets and liabilities of a Target Fund would be exchanged for shares of the Acquiring Fund as part of each reorganization, with shareholders of the Target Fund becoming shareholders of the Acquiring Fund. No sales charges or redemption fees would be imposed in connection with either reorganization. The Acquiring Fund shares to be received by shareholders of a Target Fund in a reorganization will be equal in value to the Target Fund shares held by such shareholders immediately prior to the reorganization.

Shareholder approval of one reorganization transaction is not contingent upon, and will not affect in any way, shareholder approval of the other reorganization transaction.  In addition, the consummation of one reorganization transaction is not contingent upon, and will not affect in any way, the consummation of the other reorganization transaction.

It is anticipated that a prospectus/proxy statement relating to the reorganization transactions will be mailed to Target Fund shareholders during the fourth calendar quarter of 2015 and that each special meeting of Target Fund shareholders will be held during the first calendar quarter of 2016. Assuming receipt of the required shareholder approval and satisfaction of the relevant closing conditions for a reorganization transaction, it is expected that such reorganization would be completed during the first half of 2016.

October 14, 2015

REORGSUP-1015